                                                                   EXHIBIT 10.44

                          NORTH STAR PLATING COMPANY
                                BUILDING LEASE
                               (MARSHALL STREET)


     THIS LEASE, Made and entered into as of the 20th day of May 1996, by and between J&K PROPERTIES LIMITED LIABILITY PARTNERSHIP, a Minnesota limited liability partnership (hereinafter referred to as "Landlord"), and NORTH STAR PLATING COMPANY, a Minnesota corporation (hereinafter referred to as "Tenant").


                             W I T N E S S E T H :

     Landlord hereby leases to Tenant, and Tenant leases from Landlord the premises described in Exhibit A attached and hereby made a part hereof, which
                      ---------
premises are hereinafter referred to as the "leased premises".

     TO HAVE AND TO HOLD the leased premises and appurtenances for a term of ten
(10) years, commencing on the date hereof and ending at 12:00 midnight, on the tenth (10th) anniversary of the date hereof, plus any renewal term pursuant to
Article 13 hereinbelow, subject to the following terms and conditions.

     ARTICLE 1. RENT.  Landlord reserves and Tenant covenants to pay to
     ---------------
Landlord, without demand, at the place at which notices to Landlord are to be given pursuant to Article 16, base rent for the leased premises of Twelve Thousand and no/100 Dollars ($12,000.00) per calendar month payable in advance on the first day of each and every calendar month during the term and any renewal term of this Lease. A pro rata portion of such monthly base rent shall be due for any partial calendar month during the term or any renewal term of this Lease, in proportion to the number of days of such calendar month falling within the term or renewal term.

     ARTICLE 2. ESCALATION OF BASE RENT.  The monthly base rent shall be
     ----------------------------------
increased as of the first day of the calendar month following the first (1st) anniversary of the commencement date of this Lease and following every anniversary of the commencement date of this Lease thereafter, during the term and any renewal term of this Lease, by a percentage equal to the percentage increase in the Consumers' Price Index for All Urban Consumers for the Minneapolis/St. Paul Metropolitan Area, "All Items" [1982-84 = 100] published by the United States Bureau of Labor Statistics (the "CPIU") between the CPIU last published as of the commencement date of this Lease or the second previous anniversary of the commencement date of this Lease, as the case may be, and the CPIU last published as of the immediately preceding anniversary of the commencement date of this Lease. Such adjusted monthly rent shall be rounded to the nearest One Dollar ($1.00). Should the CPIU be discontinued, or discontinued for the Minneapolis/St. Paul Metropolitan Area, a similar figure representative of an overall price average for the Minneapolis/St. Paul Metropolitan Area shall be used or the Consumers' Price Index for All Urban Consumers "All Items" for the United States shall be used.

     FOR EXAMPLE: Assume the CPIU last published as of the first anniversary of the date hereof (in 1996) is 140 and the CPIU last published as of the second anniversary of the date hereof (in 1997) is 144.2 (representing a 3% annual increase), the monthly base rent shall be increased as of the first day of the calendar month following the second anniversary of the date hereof by 3%.

     ARTICLE 3. NET LEASE.  Without limitation of the specific provisions of
     --------------------
this Lease, the parties declare that this Lease shall be construed in all respects to be a net lease, with all expenses of operating, maintaining and insuring the leased premises, and paying taxes and special assessments and similar charges against the leased premises, to be borne by Tenant, with the exception only of reasonable wear and tear and loss by reason of fire and other casualty insurable under the current "special cause of loss" form of building and personal property insurance policy published by the Insurance Services Office or equivalent (hereinafter referred to as "Standard Hazard Insurance").

     ARTICLE 4. TAXES AND SPECIAL ASSESSMENTS.  Tenant shall pay, when due and
     ----------------------------------------
before penalty attaches, all real estate taxes and installments of special assessments, and any similar charges or liens due and payable during the term hereof with respect to the leased premises and improvements situated thereon, provided that election shall be made to pay any special assessment over the longest period allowed by law. For any partial calendar year at the end of the term or any renewal term of this Lease, Tenant shall be responsible for a pro rata portion of such taxes and special assessments due and payable in such calendar year in proportion to the number of days of such calendar year falling within the term or renewal term of this Lease, and appropriate adjustments shall be made at the beginning of the term and at the end of the term or renewal term hereof. Tenant shall be responsible for all taxes and installments of special assessments payable in the year 1995, since Tenant will occupy the leased premises for the entire year, either pursuant to this Lease or pursuant to the Prior Lease (as defined in Article 15 below). In the event any mortgagee of the leased premises requires an escrow account to be maintained for the payment of real estate taxes and special assessments, with respect to the leased premises and improvements situated thereon, Tenant shall fund and make monthly or other periodic payments to such an escrow account all as may be required by such mortgagee. Any funds held in such escrow account in excess of Tenant's accrued liability under this Article 4 shall be the property of Tenant and purchased by Landlord upon expiration or termination of this Lease.

     ARTICLE 5. MAINTENANCE AND REPAIR.  Tenant hereby accepts the leased
     ---------------------------------
premises in the condition they are in. Tenant, at its sole cost and expense, will keep, maintain and rebuild, if necessary, the leased premises, including any altered, rebuilt, additional or substituted improvements, in good repair and appearance during the term and any renewal term of this Lease, ordinary wear and tear and damage by fire or other casualty insurable under Standard Hazard Insurance excepted. All repairs made by Tenant shall be at least equal to the original work in class and quality. Tenant shall put, keep and maintain all portions of the leased premises and the sidewalks, curbs, drives, parking areas, landscaped areas, and passageways adjoining the same in a clean and orderly condition, free of dirt, rubbish, snow, ice and unlawful obstructions.

     ARTICLE 6. ALTERATIONS AND ADDITIONS.  Tenant may, at any time and from
     ------------------------------------
time to time during the term and any renewal term of this Lease, at its sole cost and expense, make additions to, alterations of, substitutions and replacements for, and removals from the improvements on the leased premises (hereinafter "alterations"), provided, however, that (i) the total market value of the leased premises shall not be lessened by reason of any such alterations,
(ii) any alterations shall be done in a good and first class workmanlike manner,
(iii) all such alterations shall be expeditiously completed in compliance with all laws, ordinances, orders, rules, regulations and requirements applicable thereto, (iv) if Tenant or Tenant's contractor estimates that any such alterations will cost more than Ten Thousand and no/100 Dollars ($10,000.00), Tenant shall give to Landlord notice of its intention to undertake the same at least thirty (30) days prior to commencement of the work, and (v) prior to commencement of the work Tenant shall have obtained all required consents and approvals of all mortgagees of the leased premises. Tenant shall promptly pay for all such alterations and shall hold Landlord harmless from any liens or charges against the leased premises by reason of any such work. Tenant shall procure and pay for all required permits, certificates and licenses in connection with such alterations. All such alterations shall become the property of Landlord, except that trade fixtures which may be removed without material damage to the leased premises shall remain the property of Tenant.

     ARTICLE 7. USE OF LEASED PREMISES; COMPLIANCE WITH LAWS; ENVIRONMENTAL
     ----------------------------------------------------------------------
COVENANTS.  The leased premises shall be used and occupied by Tenant as an
---------
automotive bumper sales and repair facility and other ancillary purposes, and for no other purpose, and such use and occupancy shall be in compliance with all applicable laws, ordinances and governmental regulations. Without limiting the foregoing, Tenant shall, at Tenant's expense, make all such improvements and alterations required by reason of Tenant's use of the leased premises under the Americans with Disabilities Act and shall comply with all Environmental Laws as hereinafter provided, and Landlord shall have no responsibility for the same. Tenant shall indemnify, defend and hold harmless Landlord from any loss or liability incurred by reason of any failure by Tenant to comply with applicable laws in its use and occupancy of the leased premises.

     As used herein, the following terms shall have the following meanings:

"Environmental Law" - The Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. (S)9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. (S)6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C.
               -------
(S)1802 et seq.; the Toxic Substances Control Act, 15 U.S.C. (S)2601 et seq.;
        -------                                                      -------
the Federal Water Pollution Control Act, 33 U.S.C. (S)1251 et seq.; the Clean
                                                           ------
Water Act, 33 U.S.C. (S)1321 et seq.; the Clean Air Act, 42 U.S.C. (S)7401 et
                             -------                                       --
seq.; the Minnesota Environmental Response and Liability Act, Minn. Stat. Chap.
----
115B; the Minnesota Petroleum Tank Release Cleanup Act, Minn. Stat. Chap. 115C; and any other federal, state, county, municipal or local statute, law, ordinance or regulation which relates to or deals with human health or the environment, all as may from time to time be amended or subsequently enacted.

"Hazardous Substances" - Asbestos, ureaformaldehyde, polychlorinated biphenyls, nuclear fuel or material, chemical or medical waste, radioactive material, explosives, known carcinogens, petroleum products and by-products and any other dangerous, toxic or hazardous pollutants, contaminants, chemicals, materials or substances listed or identified as such in, or regulated by, any Environmental Law.

     Tenant covenants and agrees with Landlord that Tenant shall not use, or permit the use of, the leased premises for the handling, storage, transportation, manufacture, release or disposal of any Hazardous Substances, except for Hazardous Substances of such types and in such quantities as normally used in Tenant's business as specified in this Article, which are kept and used in compliance with all Environmental Laws. In addition, the Tenant shall not install or maintain, or permit the installation or maintenance of, any above-ground or underground storage tanks for the storage of petroleum, petroleum by-products or other Hazardous Substances in, about or under the leased premises unless (i) the Tenant has obtained the prior written consent of the Landlord for such installation and maintenance and (ii) the Tenant installs and maintains such above-ground or underground storage tanks in compliance with all applicable Environmental Laws. Upon the occurrence of an event of default hereunder or if the Landlord receives information which leads the Landlord, in its reasonable discretion, to believe that a Hazardous Substance is present on or is being handled, stored, transported, manufactured, released or disposed of in, on or about the leased premises, except as permitted above, the Landlord may, at its option, through its employees, agents or independent contractors, enter upon the leased premises and perform, at the Tenant's expense, environmental tests (including core drilling), studies, investigations and reports from a reputable environmental consultant chosen by Landlord. If any such environmental reports indicates any presence, handling, storage, transportation, manufacture, release or disposal of Hazardous Substances in, on or about the leased premises, except as permitted above, the Landlord may require the Tenant, at the Tenant's expense, to refrain from and take remedial action with respect to any such presence, handling, storage, transportation, manufacture, release or disposal to the satisfaction of the Landlord. The Tenant shall immediately notify the Landlord in writing of any claim, investigation, administrative proceeding, litigation, regulatory hearing or request or demand for remedial or response action or for compensation which may be proposed, threatened or pending, alleging the presence, handling, storage, transportation, manufacture, release, disposal or improper handling of Hazardous Substances in, on or about the leased premises not permitted hereby. The Landlord shall have the right, but not the obligation, to join and participate in any such investigation, administrative proceeding, litigation, regulatory hearing or other action, and Tenant shall pay upon demand its attorneys' fees and expenses in connection therewith. The Tenant shall not take any remedial or response action or enter into any settlement or other compromise with respect to any claim, investigation, administrative proceeding, litigation, regulatory hearing or request or demand for remedial or response action or for compensation without prior written notice to and consent by Tenant.

     Tenant shall defend, indemnify and hold Landlord harmless from any and all claims, actions, damages, costs, expenses and liability suffered or incurred or paid by or asserted against Landlord, including but not limited to reasonable attorneys fees incurred in the defense of such claims and actions, whether for cleanup or other response costs or for damage to property, personal injury or death, and whether to public agencies or authorities or to private persons (i) arising from or with respect to acts or practices of Tenant occurring prior to or after the date hereof in violation of any Environmental Law, or (ii) resulting from the presence on or about the leased premises or the release from or onto the leased premises of any Hazardous Substances occurring during the term of this Lease. The Tenant's liability hereunder shall not be limited to the extent of insurance carried by or provided by the Tenant or subject to any exclusions from coverage in any insurance policy.

     The covenants and obligations of Tenant contained in this Article shall survive expiration or earlier termination of the term of this Lease.

     ARTICLE 8. UTILITIES.  Tenant will pay or cause to be paid when due all
     --------------------
charges for gas, water, sewer, electricity, telephone and other utilities and services used, rendered or supplied to, upon or in connection with the leased premises, and Landlord shall have no responsibility to supply the same. Without limiting Tenant's general duty to maintain and repair, Tenant shall maintain in good order and condition during the term and any renewal term of this Lease all pipes, wires, conduits, boilers and other equipment for the provision of utility services to the leased premises.

     ARTICLE 9. INSURANCE.
     --------------------

     (a) Public Liability. At all times during the term and any renewal term of this Lease, Tenant shall keep in full force and effect at its expense a policy or policies of commercial general liability insurance with respect to the leased premises and the business of Tenant and any subtenant, licensee or concessionaire, with companies licensed to do business in the State of Minnesota, in which both Tenant and Landlord shall be named as insureds and adequately covered under reasonable limits of liability not less than $2,000,000 general liability aggregate and $1,000,000 per occurrence Such limits of liability shall be adjusted as of each fifth anniversary of the commencement date of this Lease according to the formula stated in Article 2 above. Tenant shall furnish Landlord with certificates or other acceptable evidence that such insurance is in effect, which evidence shall state that Landlord shall be notified in writing thirty (30) days prior to cancellation, material change or renewal of insurance.

     (b) Hazard Insurance. At all times during the term and any renewal term of this Lease, Tenant shall keep in full force and effect a policy of Standard Hazard Insurance, with companies licensed to do business in the State of Minnesota, covering all improvements on the property in the amount of their full insurable replacement value, naming both Landlord and Tenant as insureds, but payable only to Landlord and containing a loss payable clause as required by any mortgagees of the leased premises; and shall furnish Landlord and all such mortgagees with certificates or other acceptable evidence that such insurance is in effect, which evidence shall state that Landlord and all such mortgagees shall be notified in writing thirty (30) days prior to cancellation, material change or renewal of such insurance. In the event any mortgagee of the leased premises requires an escrow account to be maintained for the payment of hazard insurance premiums, Tenant shall fund and make monthly or other periodic payments to such an escrow account, all as may be required by such mortgagee. Any funds held in such escrow account in excess of Tenant's accrued liability under this Article shall be the property of Tenant and purchased by Landlord upon expiration or termination of this Lease. Tenant may separately or under the same policy insure any trade fixtures, equipment, supplies and other personal property owned by Tenant and located upon the leased premises.

     (c) Waiver of Subrogation. To the extent such waiver does not void or diminish the coverage under any policy, Landlord and Tenant hereby waive any rights each may have against the other on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, or their respective property, to the extent such loss or damage is covered by insurance carried by either Landlord or Tenant or may be insured (regardless of whether coverage is actually in effect) under Standard Hazard Insurance.

     ARTICLE 10. NON-LIABILITY; COVENANTS TO HOLD HARMLESS.  Landlord shall be
     -----------------------------------------------------
held harmless by Tenant from any liability for damages to any person or property in or upon the leased premises and the sidewalks adjoining same, including the property of Tenant and its employees and all persons in the building at its or their invitation. All property kept, stored or maintained in the leased premises shall be so kept, stored or maintained at the sole risk of Tenant. Tenant agrees to make payment when due for any labor, services, materials, supplies or equipment furnished or alleged to have been furnished to Tenant in or about the leased premises which may be secured by any mechanic's, materialmen's or other lien against the leased premises or the Landlord's interest therein and will cause each such lien to be discharged at the time performance of any obligation secured thereby matures; provided that Tenant may contest such lien by appropriate proceedings which stay the enforcement thereof, upon providing reasonable assurances or security to Landlord that Tenant will pay the amount secured by such lien if found to be valid, but if such lien is reduced to final judgment and if such judgment or process thereon is not stayed, or if stayed and said stay expires, then and in such event Tenant shall forthwith pay and discharge said judgment. Landlord shall have the right to post and maintain on the leased premises notice of nonresponsibility under the laws of Minnesota.

     ARTICLE 11. EMINENT DOMAIN.
     --------------------------

     (a) Entire Premises. If substantially all of the leased premises shall be taken under the power of eminent domain then the term of this Lease shall cease as of the day possession shall be taken and the rent shall be paid up to that day with a proportionate refund by Landlord of such rent as may have been paid in advance.

     (b) Partial Taking. If more than twenty percent (20%) of the floor space in the building or buildings located on the leased premises shall be taken under the power of eminent domain, both Landlord and Tenant shall have the right to terminate this Lease as of the day possession shall be taken by notice to the other party given within ten (10) days after possession is so taken. If the unexpired portion of the term or any renewal term of this Lease shall be two (2) years or less at the date of taking of any portion of the building or buildings located on the leased premises, Landlord shall have the right to terminate this Lease as of the day possession shall be taken by like notice to Tenant. If more than one third (1/3) of the parking area in the leased premises is taken under the power of eminent domain, Tenant shall have the right to terminate this Lease as of the day possession shall be taken by like notice to Landlord, unless Landlord shall provide, on or before the day possession shall be taken, a reasonably equivalent substitute parking area. Tenant shall be allowed a reasonable time not to exceed thirty (30) days after any such termination to vacate the remainder of the leased premises, and rent shall be paid up to the day possession shall be taken or the day Tenant vacates the remainder of the leased premises, whichever is later.

     (c) Continuation of Lease. In the event this Lease is not terminated pursuant to paragraphs (a) or (b) of this Article, all the terms of this Lease shall continue in effect, except that the base rent shall be reduced in proportion to the reduction in floor space in the building or buildings located on the leased premises as a result of the taking, and Landlord shall, at its own cost and expense, make all necessary repairs or alterations to the basic building or buildings, exterior and interior work to be in conformance with the then existing architectural design of the improvements so as to constitute the remaining premises a complete architectural unit.

     (d) Damages. In any event all damages awarded for such taking under the power of eminent domain, whether for the whole or a part of the leased premises, shall belong to and be the property of Landlord whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the premises; provided, however, that Landlord shall not be entitled to any award made to Tenant for relocation benefits provided by M.S.A. Section 117.52 or similar successor statute, for "going concern" value of its business, loss of business, fair value of, and cost of removal of stock and fixtures or for temporary requisition of the use or occupancy of the leased premises or a part thereof, which shall belong to Tenant.

     (e) Definition. The term "eminent domain" shall include the exercise of any similar power and any purchase or other acquisition in lieu of condemnation.

     ARTICLE 12. DAMAGE.
     ------------------

     (a) Partial or Total Destruction. In case the leased premises shall be partially or totally destroyed by fire or other casualty insurable under Standard Hazard Insurance so as to become partially or totally untenantable, the same, unless Landlord or Tenant shall terminate this Lease as hereinafter provided, shall be repaired or rebuilt as quickly as practicable at the cost of Landlord, and the base rent shall abate during the period of repair in proportion to the portion of the floor space in the building or buildings located on the leased premises that is untenantable or unfit for use by Tenant in its business.

     (b) Extensive Damage; Election. If the building or buildings located on the leased premises shall be destroyed or damaged by fire or other casualty insurable under Standard Hazard Insurance, so as to become wholly untenantable, and:

               1. the leased premises cannot be repaired or restored within one hundred eighty days (180) after such damage or destruction; or

               2. the unexpired portion of the term or any renewal term of this Lease is two (2) years or less at the date of the damage; then either Landlord or Tenant may terminate this Lease as of the date of such destruction or damage by giving written notice to the other party of such election within thirty (30) days after such damage or destruction.

     ARTICLE 13. SURRENDER; HOLDING OVER.  On the last day of the term or any
     -----------------------------------
renewal term hereof or on the sooner termination thereof, Tenant shall peaceably surrender the leased premises in good order, condition and repair, broom-clean, fire and other casualty insurable under Standard Hazard Insurance and reasonable wear and tear only excepted. Tenant shall repair any damage to the leased premises caused by removal of Tenant's trade fixtures or equipment. Any of Tenant's property not removed on the last day of the term or any renewal term hereof or on the sooner termination thereof, shall be deemed abandoned. In the event Tenant remains in possession of the leased premises after the expiration of the term and any renewal term of this Lease without the execution of a new lease but with the acquiescence of Landlord, it shall be deemed to be occupying said premises as a Tenant from month-to-month, subject to all the conditions, provisions and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy. The period of such month-to-month tenancy shall be considered a renewal term of this Lease.

     If Tenant desires to lease the leased premises after the expiration of the term and any renewal term of this Lease, Tenant will notify Landlord of Tenant's desire to enter into a lease of the leased premises at least six (6) months prior to the expiration of the term or the renewal term, as the case may be.

     ARTICLE 14. DEFAULT; REMEDIES.
     -----------------------------

     (a) Default. The occurrence of any of the following shall constitute an event of default under this Lease:

               1. Tenant shall have failed to pay any installment of base rent to Landlord when the same shall be due and payable; or

               2. Tenant shall have failed to keep in full force and effect the insurance policies required by Article 9 above or shall have failed to pay taxes and special assessments when due as required by
          Article 4 above; or

               3. Tenant shall have failed to comply with any other provision of this Lease, and shall not have cured such failure within thirty
          (30) days after Landlord, by written notice, has informed Tenant of such noncompliance; provided, however, in the case of a default which cannot be cured, with due diligence, within a period of thirty (30) days, Tenant shall have such additional time to cure such default as may be reasonably necessary, provided that Tenant proceeds promptly and with due diligence to cure such default after receipt of said notice; or

               4. Tenant shall have filed a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee for it or its property, or any similar petition, or shall have made an assignment for the benefit of creditors, or an order for relief shall have been entered in any proceeding under the federal Bankruptcy Code in which Tenant is named as the debtor; or

               5. Any involuntary petition of the type or similar to those referred to in Paragraph 4 of this Subsection (a) shall have been filed against Tenant, and shall not be vacated or withdrawn within sixty (60) days after the date of the filing thereof; or

               6. Tenant shall have abandoned the leased premises, which shall be conclusively presumed if Tenant shall vacate the premises for thirty (30) days without giving written notice of its intent to return to possession of the leased premises.

     (b) Remedies. Whenever any event of default shall have occurred and be subsisting, Landlord may elect either:

               1.   To cancel and terminate this Lease; or

               2. To reenter and take possession of the leased premises, and terminate Tenant's right to possession of the leased premises, without terminating this Lease or any of Tenant's obligations for the balance of the term of this Lease.

Landlord may at any time elect to terminate this Lease despite a prior election to exercise its remedies under Paragraph 2 above. In the event Landlord exercises its remedies under Paragraph 2 above, it may remove all persons and property from the leased premises and store such property at the cost of and for the account of Tenant, may make alterations and repairs and redecorate the premises to the extent deemed by Landlord necessary or desirable, and may relet the premises, or any part thereof, for the account of Tenant, to any person, firm or corporation, other than Tenant, for such rent, for such time and upon such terms as Landlord, in Landlord's sole discretion, shall determine; but Landlord shall not be required to accept any tenant offered by Tenant or to observe any instruction given by Tenant concerning such reletting. Any rent and other amounts received by Landlord upon such reletting shall be applied first to the costs and expenses of Landlord in regaining possession of the leased premises, storing property removed from the premises, making alterations or repairs or redecorating the leased premises, and reletting the premises, including, without limitation, brokerage and reasonable attorneys fees, then to the rentals and other obligations of Tenant under this Lease, and any surplus shall be paid to Tenant.

     In the event Landlord elects to terminate this Lease, all base rent and payments for hazard insurance premiums and taxes (excluding special assessments) for the balance of the term or any renewal term of this Lease shall be immediately due and payable to Landlord, without credit for any subsequent reletting by Landlord, provided that all such payments shall be discounted from the unaccelerated due dates to present value on the date of termination, using a discount factor of five percent (5%), and such accelerated payments shall bear interest from the date of termination to the date actually paid at the rate of ten percent (10%) per annum. For purposes of making this calculation, payments for hazard insurance premiums shall be presumed to remain the same as the last annual hazard insurance premium paid, and to be due and payable on each anniversary of said last hazard insurance premium payments and payments for taxes and installments of special assessments shall be presumed to remain the same as the last semiannual payment of taxes and installments of special assessments, and to be due and payable semi-annually on May 15 and October 15 of each year.

     ARTICLE 15. PRIOR LEASE.  This Lease supersedes Tenant's existing lease
     -----------------------
with respect to the leased premises (the "Prior Lease"), which shall have no further force or effect as of the date hereof, except for Tenant's continuing obligation to pay rent and perform its obligations which accrued under the Prior Lease prior to the date hereof which shall continue in effect until such rent has been paid and such obligations performed.

     ARTICLE 16. NOTICES.  Any notice required or permitted under this Lease
     -------------------
shall be deemed sufficiently given or served when personally delivered (in person, by commercial courier service, by facsimile with confirmed transmission, or otherwise) or forty-eight (48) hours after mailed by registered or certified mail to Tenant at the address of the leased premises and to Landlord at the address then fixed for the payment of rent, and either party may by like written notice at any time designate a different address to which notices shall subsequently be sent.

     ARTICLE 17. GENERAL.  This Lease does not create the relationship of
     -------------------
principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant, the sole relationship between Landlord and Tenant being that of Landlord and Tenant. One or more waivers of any default of Tenant by Landlord shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent to or approval by Landlord of any act by Tenant requiring Landlord's consent or approval shall not waive or render unnecessary Landlord's consent to or approval of any subsequent similar act by Tenant. Each term and each provision of this Lease performable by Tenant shall be construed to be both a covenant and a condition. The marginal or topical headings of the several articles, paragraphs and clauses are for convenience only and do not define, limit or construe the contents of such articles, paragraphs or clauses. All preliminary negotiations and all prior written agreements regarding the subject matter of this Lease (including, without limitation, the Prior Lease) are superseded and merged into and incorporated in this Lease. The laws of the State of Minnesota shall govern the validity, performance and enforcement of this Lease. The terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the successors in interest and assigns of the parties hereto.

     ARTICLE 18. QUIET ENJOYMENT.  Landlord covenants and agrees with Tenant
     ---------------------------
that upon Tenant paying the rent and performing all of the terms and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby leased, subject, nevertheless, to the terms and conditions of this Lease.

     ARTICLE 19. SUBORDINATION.  Tenant agrees that its interest in the leased
     -------------------------
premises is and shall be subordinate to any mortgages that may hereafter be placed upon said premises and to any and all advances to be made thereunder, and to the interest thereon and all renewals, replacements and extensions thereof, provided the mortgagee named in said mortgages shall agree not to disturb Tenant's occupancy under this Lease in the event of foreclosure if Tenant is not in default beyond applicable periods of grace. Tenant agrees to execute such documents as may be reasonably required by such mortgagee to confirm the same. In the event that any mortgagee elects to have the Lease a prior lien to its mortgage, then and in such event upon such mortgagee notifying Tenant to that effect, this Lease shall be deemed prior in lien to the said mortgage, whether this Lease is dated prior to or subsequent to the date of said mortgage.

     ARTICLE 20. ASSIGNMENT AND SUBLETTING.  Landlord may freely transfer the
     -------------------------------------
leased premises, subject to this Lease, and/or assign its rights under this Lease. Upon any transfer of the leased premises, subject to this Lease, Landlord shall be relieved of all of its obligations under this Lease provided the transferee assumes such obligations in writing. Tenant shall not assign this Lease or sublease all or part of the leased premises without the prior written consent of Landlord; provided that Tenant shall have the right to assign its interest under this Lease one time and one time only in connection with the sale or transfer of all or substantially all the assets of Tenant including all or substantially all of Tenant's assets located at the leased premises.

     ARTICLE 21. MEMORANDUM OF LEASE.  The parties agree not to record or
     -------------------------------
register this Lease, but the parties shall execute on the date hereof two (2) copies of the Memorandum of Lease attached hereto as Exhibit B, and either party
                                                     ---------
may record or register said Memorandum of Lease.

     IN WITNESS WHEREOF, the Landlord and the Tenant have caused this Lease to be executed as of the day and year first above written.


                                  J&K PROPERTIES LIMITED LIABILITY PARTNERSHIP


                                  By____________________________________________
                                        Karen Wood, Partner


                                  And___________________________________________
                                       Jean M. Brown, Partner


                                  And BROWN FAMILY LIMITED PARTNERSHIP

                                       By Brown Family Corporation



                                  By____________________________________________
                                        Ronald G. Brown, President


                                  NORTH STAR PLATING COMPANY


                                  By____________________________________________

                                  Its___________________________________________



                   [SIGNATURE PAGE TO BUILDING LEASE BETWEEN
                              J&K PROPERTIES AND
                          NORTH STAR PLATING COMPANY]

                                   EXHIBIT A
                                      TO
                                BUILDING LEASE

                     LEGAL DESCRIPTION OF LEASED PREMISES

                                   EXHIBIT B
                                      TO
                                BUILDING LEASE

                              MEMORANDUM OF LEASE

     THIS AGREEMENT, Made and entered into as of the ___ day of May, 1996, by and between J&K PROPERTIES LIMITED LIABILITY PARTNERSHIP, a Minnesota limited liability partnership (hereinafter referred to as "Landlord"), and NORTH STAR PLATING COMPANY, a Minnesota corporation (hereinafter referred to as "Tenant").


                             W I T N E S S E T H :

     WHEREAS, the parties have this day entered into that certain Building Lease, wherein Landlord has leased to Tenant certain property located in Hennepin County, Minnesota, described in Exhibit A attached hereto, which
                                         ---------
premises are hereinafter referred to as the "leased premises".

     NOW, THEREFORE, in consideration of the mutual covenants contained in said Lease and for other good and valuable consideration, Landlord hereby leases to Tenant, upon the terms and conditions and for the rent set forth in the Lease, which is hereby incorporated herein and made a part hereof, the leased premises, for a term of ten (10) years from the date hereof.

     IN WITNESS WHEREOF, the parties have hereunto set their hands the day and year first above written.

                                  J&K PROPERTIES LIMITED LIABILITY PARTNERSHIP


                                  By____________________________________________
                                        Karen Wood, Partner


                                  And___________________________________________
                                        Jean M. Brown, Partner


                                  And BROWN FAMILY LIMITED PARTNERSHIP

                                      By Brown Family Corporation


                                  By____________________________________________
                                           Ronald G. Brown, President

                                  NORTH STAR PLATING COMPANY


                                  By____________________________________________

                                        Its_____________________________________


STATE OF _________  )
                    ) SS.
COUNTY OF_________  )

The foregoing instrument was acknowledged before me this _______ day of May, 1996, by Karen Wood, one of the partners of J&K PROPERTIES LIMITED LIABILITY PARTNERSHIP, a Minnesota limited liability partnership, on behalf of the partnership.


     (Notarial Seal)                     Notary Public

STATE OF _________  )
                    ) SS.
COUNTY OF ________  )

The foregoing instrument was acknowledged before me this _______ day of May, 1996, by Jean M. Brown, one of the partners of J&K PROPERTIES LIMITED LIABILITY PARTNERSHIP, a Minnesota limited liability partnership, on behalf of the partnership.



     (Notarial Seal)                     Notary Public


STATE OF _________  )
                    ) SS.
COUNTY OF ________  )

The foregoing instrument was acknowledged before me this _______ day of May, 1996, by Ronald G. Brown, President of Brown Family Corporation, the general partner of Brown Family Limited Partnership, a Minnesota limited partnership, one of the partners of J&K PROPERTIES LIMITED LIABILITY PARTNERSHIP, a Minnesota limited liability partnership, on behalf of the partnership.

     (Notarial Seal)                     Notary Public


STATE OF _________  )
                    ) SS.
COUNTY OF ________  )

The foregoing instrument was acknowledged before me this _______ day of May, 1996, by __________________________, the _______________________ of NORTH STAR
PLATING COMPANY, a Minnesota corporation, on behalf of the corporation.



     (Notarial Seal)                     Notary Public

THIS INSTRUMENT DRAFTED BY:
FREDRIKSON & BYRON, P.A.
1100 International Centre
900 Second Avenue South
Minneapolis, MN  55402

                                   EXHIBIT A
                                      TO
                              MEMORANDUM OF LEASE

                     LEGAL DESCRIPTION OF LEASED PREMISES

                              MEMORANDUM OF LEASE

     THIS AGREEMENT, Made and entered into as of the ___ day of May, 1996, by and between J&K PROPERTIES LIMITED LIABILITY PARTNERSHIP, a Minnesota limited liability partnership (hereinafter referred to as "Landlord"), and NORTH STAR PLATING COMPANY, a Minnesota corporation (hereinafter referred to as "Tenant").


                             W I T N E S S E T H :

     WHEREAS, the parties have this day entered into that certain Building Lease, wherein Landlord has leased to Tenant certain property located in Hennepin County, Minnesota, described in Exhibit A attached hereto, which
                                         ---------
premises are hereinafter referred to as the "leased premises".

     NOW, THEREFORE, in consideration of the mutual covenants contained in said Lease and for other good and valuable consideration, Landlord hereby leases to Tenant, upon the terms and conditions and for the rent set forth in the Lease, which is hereby incorporated herein and made a part hereof, the leased premises, for a term of ten (10) years from the date hereof.

     IN WITNESS WHEREOF, the parties have hereunto set their hands the day and year first above written.

                                  J&K PROPERTIES LIMITED LIABILITY PARTNERSHIP



                                  By____________________________________________
                                        Karen Wood, Partner


                                  And___________________________________________
                                         Jean M. Brown, Partner


                                  And BROWN FAMILY LIMITED PARTNERSHIP

                                      By Brown Family Corporation


                                  By____________________________________________
                                         Ronald G. Brown, President

                                  NORTH STAR PLATING COMPANY


                                  By____________________________________________

                                        Its_____________________________________


STATE OF _________  )
                    ) SS.
COUNTY OF ________  )

The foregoing instrument was acknowledged before me this _______ day of May, 1996, by Karen Wood, one of the partners of J&K PROPERTIES LIMITED LIABILITY PARTNERSHIP, a Minnesota limited liability partnership, on behalf of the partnership.



     (Notarial Seal)                     Notary Public

STATE OF _________  )
                    ) SS.
COUNTY OF ________  )

The foregoing instrument was acknowledged before me this _______ day of May, 1996, by Jean M. Brown, one of the partners of J&K PROPERTIES LIMITED LIABILITY PARTNERSHIP, a Minnesota limited liability partnership, on behalf of the partnership.



     (Notarial Seal)                     Notary Public


STATE OF _________  )
                    ) SS.
COUNTY OF ________  )

The foregoing instrument was acknowledged before me this _______ day of May, 1996, by Ronald G. Brown, President of Brown Family Corporation, the general partner of Brown Family Limited Partnership, a Minnesota limited partnership, one of the partners of J&K PROPERTIES LIMITED LIABILITY PARTNERSHIP, a Minnesota limited liability partnership, on behalf of the partnership.

     (Notarial Seal)                     Notary Public



STATE OF _________  )
                    ) SS.
COUNTY OF ________  )

The foregoing instrument was acknowledged before me this _______ day of May, 1996, by __________________, the _______________________ of NORTH STAR PLATING
COMPANY, a Minnesota corporation, on behalf of the corporation.



     (Notarial Seal)                     Notary Public

THIS INSTRUMENT DRAFTED BY:
FREDRIKSON & BYRON, P.A.
1100 International Centre
900 Second Avenue South
Minneapolis, MN  55402

                                   EXHIBIT A
                                      TO
                              MEMORANDUM OF LEASE

                     LEGAL DESCRIPTION OF LEASED PREMISES